Exhibit 10.3


COX, CASTLE & NICHOLSON LLP
2049 CENTURY PARK EAST
TWENTY-EIGHTH FLOOR
LOS ANGELES, CALIFORNIA 90067-3284
TELEPHONE (310) 277-4222
FACSIMILE (310) 277-7889

                                  May 20, 1998


VIA FACSIMILE

David Goldberg, Esq.
American Office Park Properties, Inc.
701 Western Avenue, Suite 200
Glendale, California 91201

         Re:      PS Business Parks, Inc./Acquiport Two Corporation

Dear Dave:

         This letter is in reference to that certain Registration Rights Agreement made and entered into as of March 17, 1998 by and between PS Business Parks, Inc., a California corporation (the "Company") and Acquiport Two Corporation, a Delaware corporation (the "Holder"). Terms not otherwise defined herein shall have the meaning contained in the Registration Rights Agreement.

         This will confirm our understanding that the provisions of Section 5.4 of the Registration Rights Agreement become effective on and after one year after the date of the Registration Rights Agreement, i.e., March 17, 1999.

         This will also confirm our understanding and agreement that the registered shares to be acquired by Holder on or about May 20, 1998 from Bank of America, which are available as a result of a "spot offering" by Company on May 20, 1998 (the "Bank of America Sale"), shall enjoy the benefits described in
Section 5 of the Registration Rights Agreement applicable to Registrable Shares.

David Goldberg, Esq.
May 20, 1998
Page 2

         This will finally confirm our agreement that the parties will, after the date hereof, memorialize the agreements contained in this letter by execution of appropriate documentation by the Company and Holder.

         To indicate your agreement with the foregoing, please execute a copy of this letter in the space provided below, and return it to me by telecopy.

         Please call me if you have any comments or questions.

                                       Very truly yours,

                                       /s/ AMY H. WELLS

                                       Amy H. Wells


/s/ DAVID GOLDBERG
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David Goldberg, Esq.